Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	41,211	43,190	44,146	43,049	171,596	40,283	45,549	40,417	34,963	161,212
Equity in earnings of affiliates	1,039	618	647	769	3,073	778	764	511	413	2,466
Net gain on dispositions	1	41	8	5	55	7	9	109	170	295
Other income (loss)	23	49	(7)	20	85	31	17	11	61	120
Total Revenues and Other Income	42,274	43,898	44,794	43,843	174,809	41,099	46,339	41,048	35,607	164,093

Costs and Expenses
Purchased crude oil and products	35,243	37,257	38,717	37,028	148,245	34,381	39,316	33,602	28,449	135,748
Operating expenses	978	1,032	992	1,204	4,206	1,090	1,077	1,104	1,164	4,435
Selling, general and administrative expenses	327	368	349	434	1,478	402	412	401	448	1,663
Depreciation and amortization	242	229	233	243	947	234	239	249	273	995
Impairments	24	1	1	3	29	1	3	12	134	150
Taxes other than income taxes*	3,324	3,501	3,624	3,670	14,119	3,638	3,832	3,874	3,696	15,040
Accretion on discounted liabilities	6	6	6	6	24	6	6	6	6	24
Interest and debt expense	70	69	68	68	275	68	66	60	73	267
Foreign currency transaction (gains) losses	2	(18)	—	(24)	(40)	(19)	29	13	3	26
Total Costs and Expenses	40,216	42,445	43,990	42,632	169,283	39,801	44,980	39,321	34,246	158,348
Income from continuing operations before income taxes	2,058	1,453	804	1,211	5,526	1,298	1,359	1,727	1,361	5,745
Provision for income taxes	663	507	278	396	1,844	426	487	538	203	1,654
Income from Continuing Operations	1,395	946	526	815	3,682	872	872	1,189	1,158	4,091
Income from discontinued operations**	15	14	14	18	61	706	—	—	—	706
Net income	1,410	960	540	833	3,743	1,578	872	1,189	1,158	4,797
Less: net income attributable to
noncontrolling interests	3	2	5	7	17	6	9	9	11	35
Net Income Attributable to Phillips 66	1,407	958	535	826	3,726	1,572	863	1,180	1,147	4,762
* Includes excise taxes on petroleum products sales:	3,258	3,428	3,568	3,612	13,866	3,522	3,743	3,781	3,652	14,698
** Net of provision for income taxes on discontinued operations:	8	7	8	11	34	5	—	—	—	5

Amounts Attributable to Phillips 66 Common Stockholders:
Income from continuing operations	1,392	944	521	808	3,665	866	863	1,180	1,147	4,056
Income from discontinued operations	15	14	14	18	61	706	—	—	—	706
Net Income Attributable to Phillips 66	1,407	958	535	826	3,726	1,572	863	1,180	1,147	4,762

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic
Continuing operations	2.23	1.53	0.86	1.35	5.97	1.48	1.52	2.11	2.07	7.15
Discontinued operations	0.02	0.02	0.02	0.03	0.10	1.21	—	—	—	1.25
Net Income Attributable to Phillips 66 Per Share of Common Stock	2.25	1.55	0.88	1.38	6.07	2.69	1.52	2.11	2.07	8.40
Diluted
Continuing operations	2.21	1.51	0.85	1.34	5.92	1.47	1.51	2.09	2.05	7.10
Discontinued operations	0.02	0.02	0.02	0.03	0.10	1.20	—	—	—	1.23
Net Income Attributable to Phillips 66 Per Share of Common Stock	2.23	1.53	0.87	1.37	6.02	2.67	1.51	2.09	2.05	8.33

Average Common Shares Outstanding (in thousands)
Basic	625,030	619,143	608,934	598,553	612,918	584,053	565,799	559,492	554,617	565,902
Diluted	631,288	624,907	614,519	604,165	618,989	589,575	571,285	564,958	559,023	571,504

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	111	90	147	121	469	188	108	115	96	507
Chemicals	282	181	262	261	986	316	324	230	267	1,137
Refining	904	455	(30)	418	1,747	306	390	558	517	1,771
Marketing and Specialties	190	344	255	105	894	137	162	368	367	1,034
Corporate and Other	(95)	(126)	(113)	(97)	(431)	(81)	(121)	(91)	(100)	(393)
Discontinued Operations	15	14	14	18	61	706	—	—	—	706
Consolidated	1,407	958	535	826	3,726	1,572	863	1,180	1,147	4,762

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	177	141	239	193	750	302	180	194	175	851
Chemicals	403	232	367	359	1,361	442	466	328	396	1,632
Refining	1,371	735	(8)	684	2,782	508	647	859	453	2,467
Marketing and Specialties	282	531	362	152	1,327	205	248	495	527	1,475
Corporate and Other	(175)	(186)	(156)	(177)	(694)	(159)	(182)	(149)	(190)	(680)
Consolidated	2,058	1,453	804	1,211	5,526	1,298	1,359	1,727	1,361	5,745

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	35.6%	34.8%	36.4%	33.7%	35.2%	35.8%	35.0%	36.1%	38.9%	36.3%
Chemicals	30.0%	22.0%	28.6%	27.3%	27.6%	28.5%	30.5%	29.9%	32.6%	30.3%
Refining	34.1%	38.1%	(275)%	38.9%	37.2%	39.8%	39.7%	35.0%	(14.1)%	28.2%
Marketing and Specialties	32.6%	35.2%	29.6%	30.9%	32.6%	33.2%	34.7%	25.7%	30.4%	29.9%
Corporate and Other	45.7%	32.3%	27.6%	45.2%	37.9%	49.1%	33.5%	38.9%	47.4%	42.2%
Consolidated	32.2%	34.9%	34.6%	32.7%	33.4%	32.8%	35.8%	31.2%	14.9%	28.8%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	111	90	147	121	469	188	108	115	97	508
Chemicals	282	181	262	261	986	316	324	299	270	1,209
Refining	891	455	(30)	418	1,734	306	390	558	322	1,576
Marketing and Specialties	204	321	255	105	885	137	162	259	324	882
Corporate and Other	(95)	(126)	(113)	(97)	(431)	(81)	(121)	(91)	(100)	(393)
Consolidated	1,393	921	521	808	3,643	866	863	1,140	913	3,782

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	(1)	(1)
Total Midstream	—	—	—	—	—	—	—	—	(1)	(1)

Chemicals
Impairments	—	—	—	—	—	—	—	(69)	—	(69)
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	(3)	(3)
Total Chemicals	—	—	—	—	—	—	—	(69)	(3)	(72)

Refining
Asset dispositions	—	—	—	—	—	—	—	—	369	369
Impairments	—	—	—	—	—	—	—	—	(131)	(131)
Pending claims and settlements	—	—	—	—	—	—	—	—	(17)	(17)
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	(26)	(26)
Tax law impacts	13	—	—	—	13	—	—	—	—	—
Total Refining	13	—	—	—	13	—	—	—	195	195

Marketing and Specialties
Asset dispositions	—	23	—	—	23	—	—	109	16	125
Pending claims and settlements	16	—	—	—	16	—	—	—	27	27
Exit of a business line	(34)	—	—	—	(34)	—	—	—	—	—
Tax law impacts	4	—	—	—	4	—	—	—	—	—
Total Marketing and Specialties	(14)	23	—	—	9	—	—	109	43	152

Corporate and Other	—	—	—	—	—	—	—	—	—	—

Discontinued Operations	15	14	14	18	61	706	—	—	—	706

Total Phillips 66	14	37	14	18	83	706	—	40	234	980

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—	—	—	—	—
DCP Midstream	—	—	—	—	—	—	—	—	(1)	(1)
NGL	—	—	—	—	—	—	—	—	—	—
Total Midstream	—	—	—	—	—	—	—	—	(1)	(1)

Refining
Atlantic Basin/Europe	7	—	—	—	7	—	—	—	(131)	(131)
Gulf Coast	—	—	—	—	—	—	—	—	—	—
Central Corridor	3	—	—	—	3	—	—	—	(15)	(15)
Western/Pacific	2	—	—	—	2	—	—	—	358	358
Other Refining	1	—	—	—	1	—	—	—	(17)	(17)
Total Refining	13	—	—	—	13	—	—	—	195	195

Marketing and Specialties
Marketing and Other	20	—	—	—	20	—	—	109	43	152
Specialties	(34)	23	—	—	(11)	—	—	—	—	—
Total Marketing and Specialties	(14)	23	—	—	9	—	—	109	43	152

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Transportation	—	—	—	—	—	—	—	—	—	—
DCP Midstream	—	—	—	—	—	—	—	—	(2)	(2)
NGL	—	—	—	—	—	—	—	—	—	—
Total Midstream	—	—	—	—	—	—	—	—	(2)	(2)

Chemicals	—	—	—	—	—	—	—	(88)	(3)	(91)

Refining
Atlantic Basin/Europe	12	—	—	—	12	—	—	—	(131)	(131)
Gulf Coast	—	—	—	—	—	—	—	—	—	—
Central Corridor	5	—	—	—	5	—	—	—	(25)	(25)
Western/Pacific	3	—	—	—	3	—	—	—	130	130
Other Refining	2	—	—	—	2	—	—	—	(23)	(23)
Total Refining	22	—	—	—	22	—	—	—	(49)	(49)

Marketing and Specialties
Marketing and Other	31	—	—	—	31	—	—	109	60	169
Specialties	(54)	40	—	—	(14)	—	—	—	—	—
Total Marketing and Specialties	(23)	40	—	—	17	—	—	109	60	169

Corporate and Other	—	—	—	—	—	—	—	—	—	—

Discontinued Operations	23	21	22	29	95	711	—	—	—	711

Total Phillips 66	22	61	22	29	134	711	—	21	6	738

CASH FLOW INFORMATION

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows From Operating Activities
Net income	1,410	960	540	833	3,743	1,578	872	1,189	1,158	4,797
Depreciation and amortization	242	229	233	243	947	234	239	249	273	995
Impairments	24	1	1	3	29	1	3	12	134	150
Accretion on discounted liabilities	6	6	6	6	24	6	6	6	6	24
Deferred taxes	82	80	120	312	594	(444)	(11)	(72)	39	(488)
Undistributed equity earnings	77	(98)	(55)	(278)	(354)	632	(253)	(19)	(163)	197
Net gain on dispositions	(1)	(41)	(8)	(5)	(55)	(7)	(9)	(109)	(170)	(295)
Income from discontinued operations	(15)	(14)	(14)	(18)	(61)	(706)	—	—	—	(706)
Other	(34)	35	33	161	195	(21)	90	1	(197)	(127)
Net working capital changes	400	(204)	1,076	(392)	880	123	(107)	(828)	(208)	(1,020)
Net cash provided by continuing operating activities	2,191	954	1,932	865	5,942	1,396	830	429	872	3,527
Net cash provided by discontinued operations	22	14	17	32	85	2	—	—	—	2
Net Cash Provided by Operating Activities	2,213	968	1,949	897	6,027	1,398	830	429	872	3,529

Cash Flows From Investing Activities
Capital expenditures and investments	(382)	(366)	(408)	(623)	(1,779)	(572)	(561)	(1,514)	(1,126)	(3,773)
Proceeds from asset dispositions*	9	60	1,119	26	1,214	507	150	6	581	1,244
Advances/loans—related parties	—	—	(65)	—	(65)	—	(3)	—	—	(3)
Collection of advances/loans—related parties	55	45	—	65	165	—	—	—	—	—
Other	—	—	—	48	48	13	21	127	77	238
Net cash provided by (used in) continuing investing activities	(318)	(261)	646	(484)	(417)	(52)	(393)	(1,381)	(468)	(2,294)
Net cash provided by (used in) discontinued operations	(5)	(5)	(4)	(13)	(27)	(34)	32	—	—	(2)
Net Cash Provided by (Used in) Investing Activities	(323)	(266)	642	(497)	(444)	(86)	(361)	(1,381)	(468)	(2,296)

Cash Flows From Financing Activities
Issuance of debt	—	—	—	—	—	—	—	—	2,487	2,487
Repayment of debt	(3)	(502)	(510)	(5)	(1,020)	(8)	(9)	(13)	(19)	(49)
Issuance of common stock	(6)	3	(1)	10	6	(20)	8	13	—	1
Repurchase of common stock	(382)	(546)	(674)	(644)	(2,246)	(640)	(616)	(494)	(532)	(2,282)
Share exchange—PSPI transaction	—	—	—	—	—	(450)	—	—	—	(450)
Dividends paid on common stock	(194)	(192)	(189)	(232)	(807)	(229)	(281)	(277)	(275)	(1,062)
Distributions to noncontrolling interests	—	(1)	—	(9)	(10)	(4)	(9)	(5)	(12)	(30)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	404	—	404	—	—	—	—	—
Other	—	(3)	(1)	(2)	(6)	(4)	29	(2)	—	23
Net cash provided by (used in) continuing financing activities	(585)	(1,241)	(971)	(882)	(3,679)	(1,355)	(878)	(778)	1,649	(1,362)
Net cash provided by (used in) discontinued operations	—	—	—	—	—	—	—	—	—	—
Net Cash Provided by (Used in) Financing Activities	(585)	(1,241)	(971)	(882)	(3,679)	(1,355)	(878)	(778)	1,649	(1,362)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(26)	6	102	(60)	22	(31)	39	(118)	46	(64)

Net Change in Cash
and Cash Equivalents	1,279	(533)	1,722	(542)	1,926	(74)	(370)	(1,848)	2,099	(193)
Cash and cash equivalents
at beginning of period	3,474	4,753	4,220	5,942	3,474	5,400	5,326	4,956	3,108	5,400
Cash and Cash Equivalents
at End of Period	4,753	4,220	5,942	5,400	5,400	5,326	4,956	3,108	5,207	5,207
*Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Consolidated Capital Expenditures and Investments
Midstream	115	131	131	220	597	288	298	946	641	2,173
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	131	151	229	309	820	186	215	278	359	1,038
Marketing and Specialties	97	42	41	46	226	84	26	248	81	439
Corporate and Other	39	42	7	48	136	14	22	42	45	123
Total Consolidated from Continuing Operations	382	366	408	623	1,779	572	561	1,514	1,126	3,773

Discontinued Operations	5	5	4	13	27	—	—	—	—	—

Proportional Share of Select Equity Affiliates
Capital Expenditures and Investments*
DCP Midstream (Midstream)	274	268	218	211	971	178	176	207	215	776
CPChem (Chemicals)	106	142	172	193	613	155	224	244	274	897
WRB Refining (Refining)	29	30	19	31	109	23	38	35	44	140
Select Equity Affiliates	409	440	409	435	1,693	356	438	486	533	1,813

Total Capital Program*
Midstream	389	399	349	431	1,568	466	474	1,153	856	2,949
Chemicals	106	142	172	193	613	155	224	244	274	897
Refining	160	181	248	340	929	209	253	313	403	1,178
Marketing and Specialties	97	42	41	46	226	84	26	248	81	439
Corporate and Other	39	42	7	48	136	14	22	42	45	123
Discontinued Operations	5	5	4	13	27	—	—	—	—	—
Total Capital Program	796	811	821	1,071	3,499	928	999	2,000	1,659	5,586

* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining.

MIDSTREAM

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	45	50	54	50	199	62	60	58	53	233
DCP Midstream	56	30	87	37	210	83	33	31	(12)	135
NGL	10	10	6	34	60	43	15	26	55	139
Midstream Net Income Attributable
to Phillips 66	111	90	147	121	469	188	108	115	96	507

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	75	80	87	83	325	101	105	102	108	416
DCP Midstream	87	46	136	63	332	130	52	50	(18)	214
NGL	15	15	16	47	93	71	23	42	85	221
Midstream Income before Income Taxes	177	141	239	193	750	302	180	194	175	851

Midstream Adjusted EBITDA	244	213	322	288	1,067	384	256	273	257	1,170

Depreciation and Amortization ($ Millions)
Transportation	18	19	19	30	86	19	20	23	27	89
DCP Midstream	—	—	—	—	—	—	—	—	—	—
NGL	1	—	—	1	2	—	1	1	—	2
Total	19	19	19	31	88	19	21	24	27	91

Operating and SG&A Expense ($ Millions)
Transportation	93	102	110	103	408	96	109	122	134	461
DCP Midstream	—	—	—	2	2	—	—	—	—	—
NGL	17	25	15	21	78	17	20	20	37	94
Total	110	127	125	126	488	113	129	142	171	555

Transportation Volumes (MB/D)
Pipelines*	3,032	3,170	3,222	3,150	3,144	3,101	3,243	3,142	3,336	3,206
Terminals**	1,041	1,194	1,419	1,435	1,274	1,477	1,609	1,780	1,860	1,683
* Pipelines represents the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
**Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	117	113	123	109	115	112	117	110	99	109
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	91	78	191	131	491	165	89	81	(47)	288

Depreciation and Amortization ($ Millions)	69	76	82	87	314	85	86	87	90	348

Operating and SG&A Expense ($ Millions)	228	236	223	262	949	243	283	264	271	1,061

Net Interest Expense ($ Millions)*	50	52	75	72	249	72	74	71	70	287
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	547	537	435	422	1,941	355	353	414	429	1,551

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.8	5.0	5.3	5.2	5.1	5.3	5.6	5.8	**	5.6
Gross Margin ($ Millions)	185	220	230	240	875	265	265	275	**	805

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.6	0.6	0.6	0.6	0.6	0.5	0.4	0.4	**	0.4
Gross Margin ($ Millions)	45	35	45	45	170	35	20	25	**	80

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.5	4.7	4.7	4.6	4.6	4.6	4.5	4.6	**	4.6
Gross Margin ($ Millions)	65	75	75	90	305	80	85	90	**	255

Fee-based NGL Transport and Fractionation
Volume (MB/D)	202	201	209	220	208	242	281	325	**	848
Gross Margin ($ Millions)	19	19	25	23	86	26	27	39	**	92

Other Gross Margin***
Gross Margin ($ Millions)	153	160	186	172	671	205	139	175	**	519

Total Throughput (TBtu/d)	6.9	7.1	7.4	7.2	7.1	7.2	7.3	7.5	7.4	7.3
NGL Production (MB/D)	396	412	442	452	426	445	452	471	447	454
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	37.45	34.58	37.84	41.48	37.84	44.52	39.06	37.66	28.45	37.43
DCP Midstream ($/gal)	0.89	0.82	0.90	0.99	0.90	1.06	0.93	0.90	0.68	0.89
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	—	—	—	—	—	1	1	2	4	8
LP Distribution from PSXP to Phillips 66	—	—	8	12	20	15	17	17	19	68
GP Distribution from DPM to DCP Midstream***	15	16	19	20	70	26	28	29	**	83
LP Distribution from DPM to DCP Midstream***	14	15	14	15	58	18	18	19	**	55

    * Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DPM.

CHEMICALS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to Phillips 66 ($ Millions)	282	181	262	261	986	316	324	230	267	1,137

Chemicals Adjusted EBITDA	482	320	454	454	1,710	534	557	517	493	2,101

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	726	411	677	746	2,560	801	903	720	731	3,155
Specialties, Aromatics and Styrenics	56	73	72	—	201	97	52	(45)	74	178
Corporate and Other	29	(14)	(11)	(22)	(18)	(8)	(15)	(13)	(9)	(45)
Total	811	470	738	724	2,743	890	940	662	796	3,288

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	736	421	688	756	2,601	815	918	735	741	3,209
Specialties, Aromatics and Styrenics	60	83	81	10	234	105	60	(36)	79	208
Corporate and Other	30	(14)	(11)	(22)	(17)	(8)	(14)	(12)	(9)	(43)
Total	826	490	758	744	2,818	912	964	687	811	3,374
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	64	66	66	82	278	69	69	74	84	296

Net Interest Expense ($ Millions)*	(1)	—	(1)	(1)	(3)	—	(1)	(1)	—	(2)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	211	284	345	385	1,225	310	447	488	548	1,793
Advances to Equity Companies	45	19	5	98	167	5	21	18	34	78
Advance Repayments from Equity Companies	(43)	(12)	—	—	(55)	—	—	—	—	—

Externally Marketed Sales Volumes (MM Lbs)
Olefins and Polyolefins	4,036	3,862	3,927	4,246	16,071	4,302	4,395	4,067	4,051	16,815
Specialties, Aromatics and Styrenics	1,496	1,485	1,577	1,672	6,230	1,569	1,530	1,571	1,624	6,294
Total	5,532	5,347	5,504	5,918	22,301	5,871	5,925	5,638	5,675	23,109
*Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	91%	78%	87%	95%	88%	93%	95%	83%	83%	88%

Market Indicators
U.S. Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	48.00	46.33	45.83	46.50	46.67	48.25	47.17	51.83	44.75	48.00
HDPE Blow Molding (cents/lb)	91.67	93.67	96.67	100.00	95.50	102.67	104.00	105.00	103.67	103.83

U.S. Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	13.80	15.66	16.47	18.60	16.13	19.84	17.05	14.47	10.48	15.46
HDPE, Total Cash Cost (cents/lb)	69.26	65.55	63.71	64.52	65.76	67.04	66.56	73.51	63.60	67.68
* Released by IHS. Reflect the IHS analysis of historical market indicators.

REFINING

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Refining Net Income (Loss) Attributable to Phillips 66
($ Millions)
Atlantic Basin/Europe	95	24	47	(139)	27	16	(10)	125	72	203
Gulf Coast	35	(82)	(79)	185	59	77	118	43	12	250
Central Corridor	588	395	119	379	1,481	222	229	300	191	942
Western/Pacific	63	33	(94)	42	44	(47)	65	(3)	291	306
Other Refining	123	85	(23)	(49)	136	38	(12)	93	(49)	70
Refining Net Income (Loss) Attributable
to Phillips 66	904	455	(30)	418	1,747	306	390	558	517	1,771

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	136	41	59	(191)	45	34	5	184	159	382
Gulf Coast	43	(109)	(118)	282	98	122	183	65	16	386
Central Corridor	923	626	193	589	2,331	359	367	463	280	1,469
Western/Pacific	95	59	(123)	74	105	(63)	101	16	80	134
Other Refining	174	118	(19)	(70)	203	56	(9)	131	(82)	96
Refining Income (Loss) before Income Taxes	1,371	735	(8)	684	2,782	508	647	859	453	2,467

Refining Adjusted EBITDA	1,560	937	199	887	3,583	722	883	1,098	746	3,449

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	8.61	6.83	6.59	5.12	6.87	7.46	6.06	9.99	11.04	8.65
Gulf Coast	8.08	3.89	3.35	9.12	6.04	8.64	8.12	6.80	6.58	7.50
Central Corridor**	27.29	19.45	9.80	18.50	18.62	15.21	14.91	16.87	14.01	15.26
Western/Pacific**	9.64	8.80	4.77	9.51	8.20	7.02	10.53	8.71	6.52	8.22
Worldwide	13.78	9.70	5.94	10.50	9.90	9.88	9.66	10.89	9.30	9.93
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates.
** Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	42	43	43	42	170	46	47	48	48	189
Gulf Coast	52	54	50	50	206	49	50	52	53	204
Central Corridor	27	22	21	23	93	23	22	24	24	93
Western/Pacific	53	50	51	52	206	51	52	52	53	208
Other Refining	3	(1)	5	3	10	3	3	2	2	10
Total	177	168	170	170	685	172	174	178	180	704
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	262	279	238	354	1,133	274	248	242	245	1,009
Gulf Coast	330	297	309	326	1,262	363	329	363	386	1,441
Central Corridor	98	98	114	116	426	113	123	114	120	470
Western/Pacific	185	200	199	222	806	227	223	227	225	902
Other Refining	26	40	35	85	186	27	33	29	76	165
Total	901	914	895	1,103	3,813	1,004	956	975	1,052	3,987
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	12	35	15	108	170	23	9	16	14	62
Gulf Coast	64	12	18	28	122	75	35	67	94	271
Central Corridor	6	4	16	11	37	5	4	3	6	18
Western/Pacific	4	11	7	12	34	22	13	15	23	73
Total	86	62	56	159	363	125	61	101	137	424
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	15	14	15	62	17	15	15	14	61
Gulf Coast	22	19	14	14	69	23	21	19	17	80
Central Corridor	9	9	8	8	34	10	7	9	7	33
Western/Pacific	27	26	26	26	105	29	26	25	22	102
Other Refining	(3)	(4)	(3)	1	(9)	3	—	2	4	9
Total	73	65	59	64	261	82	69	70	64	285

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	16	9	(2)	18	41	14	(18)	(6)	4	(6)

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	503	274	69	261	1,107	150	173	55	(67)	311
Less: Share of equity affiliate gross margin included in Realized
Refining Margin and other equity affiliate-related costs*	(691)	(428)	(221)	(387)	(1,727)	(352)	(364)	(248)	(172)	(1,136)
Equity-affiliate-related expenses
not included in Realized Refining Margins	(188)	(154)	(152)	(126)	(620)	(202)	(191)	(193)	(239)	(825)
Regional Totals
Gulf Coast	(21)	1	19	34	33	11	13	3	1	28
Central Corridor	(121)	(112)	(110)	(115)	(458)	(167)	(156)	(159)	(195)	(677)
Other Regions**	(46)	(43)	(61)	(45)	(195)	(46)	(48)	(37)	(45)	(176)
Total	(188)	(154)	(152)	(126)	(620)	(202)	(191)	(193)	(239)	(825)

* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	571	555	574	483	546	551	562	538	563	554
Total Charge Input (MB/D)	614	597	606	489	576	585	612	588	616	600
Crude Oil Capacity Utilization (%)	97%	94%	98%	82%	93%	94%	96%	92%	96%	94%
Clean Product Yield (%)	85%	84%	84%	79%	83%	84%	83%	86%	85%	85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	584	664	671	682	651	613	673	710	708	676
Total Charge Input (MB/D)	643	741	767	762	729	705	771	794	779	763
Crude Oil Capacity Utilization (%)	80%	91%	92%	93%	89%	84%	92%	97%	97%	92%
Clean Product Yield (%)	81%	83%	82%	82%	82%	81%	79%	79%	77%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	457	474	480	479	472	466	493	476	466	475
Total Charge Input (MB/D)	473	488	495	494	488	481	511	492	481	491
Crude Oil Capacity Utilization (%)	96%	100%	101%	100%	99%	96%	102%	98%	96%	98%
Clean Product Yield (%)	87%	86%	88%	88%	87%	88%	88%	90%	90%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	401	417	403	419	410	395	424	390	403	403
Total Charge Input (MB/D)	441	448	430	450	442	427	450	423	435	434
Crude Oil Capacity Utilization (%)	91%	95%	91%	95%	93%	90%	96%	89%	92%	92%
Clean Product Yield (%)	83%	86%	84%	85%	85%	84%	85%	83%	87%	85%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,013	2,110	2,128	2,063	2,079	2,025	2,152	2,114	2,140	2,108
Total Charge Input (MB/D)	2,171	2,274	2,298	2,195	2,235	2,198	2,344	2,297	2,311	2,288
Crude Oil Capacity Utilization (%)	90%	94%	95%	92%	93%	90%	96%	94%	95%	94%
Clean Product Yield (%)	84%	85%	84%	84%	84%	84%	83%	84%	84%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	240	239	241	175	224	231	244	247	247	242
Distillates	264	249	252	204	242	245	248	240	262	249
Other	114	110	116	107	112	112	123	106	113	114
Total	618	598	609	486	578	588	615	593	622	605
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	252	292	304	293	285	276	300	296	275	287
Distillates	247	292	295	297	283	270	286	299	293	287
Other	147	164	175	184	168	171	197	203	218	197
Total	646	748	774	774	736	717	783	798	786	771

Central Corridor*
Gasoline	242	242	257	254	249	247	262	256	251	254
Distillates	168	175	174	179	174	173	187	181	181	181
Other	65	71	66	63	66	63	64	57	53	59
Total	475	488	497	496	489	483	513	494	485	494
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	188	198	188	191	191	181	198	182	194	188
Distillates	177	189	173	193	183	179	186	167	186	179
Other	80	65	71	69	71	69	70	76	56	68
Total	445	452	432	453	445	429	454	425	436	435
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	922	971	990	913	949	935	1,004	981	967	971
Distillates	856	905	894	873	882	867	907	887	922	896
Other	406	410	428	423	417	415	454	442	440	438
Total	2,184	2,286	2,312	2,209	2,248	2,217	2,365	2,310	2,329	2,305

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	94.29	94.12	105.80	97.38	97.90	98.75	103.05	97.48	73.41	93.17
Brent	112.55	102.44	110.36	109.27	108.66	108.22	109.63	101.85	76.27	98.99
LLS	113.92	104.63	109.89	100.94	107.34	104.43	105.55	100.95	76.38	96.83
ANS	111.02	104.52	110.52	104.67	107.68	105.74	109.23	101.51	74.76	97.81
WTI less Maya	(8.54)	(3.55)	6.47	8.12	0.63	9.41	7.27	6.64	6.21	7.38
WTI less WCS	27.02	16.71	23.07	31.23	24.51	20.83	19.15	18.22	15.63	18.46

Natural Gas ($/MCF)
Henry Hub	3.48	4.01	3.55	3.84	3.72	5.08	4.58	3.94	3.75	4.34

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.70	14.83	13.05	2.95	10.13	5.12	15.23	15.44	8.69	11.12
East Coast Distillate less Brent	18.78	19.09	17.43	16.35	17.91	22.28	14.30	16.63	22.06	18.82
Gulf Coast
Gulf Coast Gasoline less LLS	3.41	9.14	5.86	2.89	5.33	5.25	11.53	8.54	(0.03)	6.32
Gulf Coast Distillate less LLS	15.67	15.52	16.66	21.48	17.33	18.63	17.00	16.26	16.17	17.02
Central Corridor
Central Gasoline less WTI	24.04	26.18	14.55	3.23	17.00	13.15	16.09	14.05	6.12	12.35
Central Distillate less WTI	35.72	29.35	22.95	25.52	28.39	25.94	21.07	21.85	27.60	24.12
Western/Pacific
West Coast Gasoline less ANS	18.34	20.59	12.39	8.71	15.01	11.75	20.88	16.59	7.46	14.17
West Coast Distillate less ANS	20.67	16.84	18.42	19.60	18.89	17.55	17.16	20.19	21.69	19.15

Worldwide Market Crack Spread ($/BBL)*	15.50	17.56	13.44	9.62	14.03	12.44	15.94	14.85	10.45	13.42
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	177	258	199	54	688	93	119	325	299	836
Specialties	13	86	56	51	206	44	43	43	68	198
Marketing and Specialties
Net Income Attributable to Phillips 66	190	344	255	105	894	137	162	368	367	1,034

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	259	391	273	71	994	135	179	425	423	1,162
Specialties	23	140	89	81	333	70	69	70	104	313
Marketing and Specialties
Income before Income Taxes	282	531	362	152	1,327	205	248	495	527	1,475

Marketing and Specialties Adjusted EBITDA	338	516	384	175	1,413	226	271	410	494	1,401

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.02	1.77	1.25	0.74	1.21	1.19	1.17	1.78	1.87	1.51
International	3.16	4.93	5.55	3.76	4.36	3.72	4.52	6.10	6.48	5.22
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin
($ Millions)*
Marketing and Other	210	184	141	121	656	139	160	169	135	603
Specialties	83	135	112	113	443	106	102	108	146	462
Total	293	319	253	234	1,099	245	262	277	281	1,065
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	30	23	21	21	95	20	21	21	21	83
Specialties	3	2	1	2	8	1	2	3	6	12
Total	33	25	22	23	103	21	23	24	27	95

Operating and SG&A Expense ($ Millions)
Marketing and Other	189	231	220	271	911	274	284	295	281	1,134
Specialties	35	32	29	31	127	32	30	35	34	131
Total	224	263	249	302	1,038	306	314	330	315	1,265

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,016	1,138	1,111	1,059	1,081	1,030	1,142	1,093	1,142	1,102
Distillates	763	817	761	759	775	748	784	750	864	787
Other	—	—	—	—	—	—	—	—	—	—
Total	1,779	1,955	1,872	1,818	1,856	1,778	1,926	1,843	2,006	1,889

International Marketing
Gasoline	89	95	95	92	93	89	95	95	95	93
Distillates	193	190	190	192	192	196	186	190	196	192
Other	16	18	18	17	17	16	19	17	17	17
Total	298	303	303	301	302	301	300	302	308	302

Worldwide Marketing
Gasoline	1,105	1,233	1,206	1,151	1,174	1,119	1,237	1,188	1,237	1,195
Distillates	956	1,007	951	951	967	944	970	940	1,060	979
Other	16	18	18	17	17	16	19	17	17	17
Total	2,077	2,258	2,175	2,119	2,158	2,079	2,226	2,145	2,314	2,191

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	3	1	1	—	5	—	(3)	(3)	(2)	(8)

CORPORATE AND OTHER

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to Phillips 66 ($ Millions)	(95)	(126)	(113)	(97)	(431)	(81)	(121)	(91)	(100)	(393)

Detail of Net Income (Loss)
Attributable to Phillips 66 ($ Millions)
Net interest expense	(43)	(42)	(41)	(40)	(166)	(41)	(39)	(36)	(44)	(160)
Corporate overhead	(34)	(36)	(32)	(43)	(145)	(40)	(44)	(32)	(40)	(156)
Technology	(12)	(12)	(12)	(14)	(50)	(13)	(14)	(14)	(17)	(58)
Other	(6)	(36)	(28)	—	(70)	13	(24)	(9)	1	(19)
Total	(95)	(126)	(113)	(97)	(431)	(81)	(121)	(91)	(100)	(393)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(70)	(69)	(68)	(68)	(275)	(69)	(69)	(66)	(83)	(287)
Capitalized interest	—	—	—	—	—	1	3	6	10	20
Interest revenue	5	4	5	6	20	5	6	5	5	21
Premium on early debt retirement	—	(1)	(2)	—	(3)	—	—	—	—	—
Total	(65)	(66)	(65)	(62)	(258)	(63)	(60)	(55)	(68)	(246)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	—	(1)	—	(2)	—	—	—	—	—

Phillips 66 Total Company
Debt
Total Debt ($ Millions)	6,971	6,469	6,156	6,155	6,155	6,217	6,212	6,213	8,684	8,684
Debt-to-Capital Ratio (%)	25%	23%	22%	22%	22%	22%	22%	22%	28%	28%

Total Equity ($ Millions)	21,378	21,690	21,994	22,392	22,392	21,829	21,955	22,194	22,037	22,037

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	114	92	152	128	486	194	117	124	107	542
Plus:
Provision for income taxes	63	49	87	65	264	108	63	70	68	309
Depreciation and amortization	19	19	19	31	88	19	21	24	27	91
Midstream EBITDA	196	160	258	224	838	321	201	218	202	942

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(5)	(4)	(7)	(8)	(24)	(8)	(12)	(13)	(12)	(45)
Proportional share of selected equity affiliates income taxes	—	2	1	1	4	2	—	2	(1)	3
Proportional share of selected equity affiliates net interest	22	22	33	33	110	30	31	29	28	118
Proportional share of selected equity affiliates depreciation and amortization	31	33	37	38	139	39	36	37	38	150
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	2	2
Midstream Adjusted EBITDA*	244	213	322	288	1,067	384	256	273	257	1,170
*Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	282	181	262	261	986	316	324	230	267	1,137
Plus:
Provision for income taxes	121	51	105	98	375	126	142	98	129	495
Chemicals EBITDA	403	232	367	359	1,361	442	466	328	396	1,632

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	19	25	25	24	93	27	28	35	21	111
Proportional share of selected equity affiliates net interest	2	3	2	3	10	3	1	2	3	9
Proportional share of selected equity affiliates depreciation and amortization	58	60	60	68	246	62	62	64	70	258
Impairments	—	—	—	—	—	—	—	88	—	88
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	3	3
Chemicals Adjusted EBITDA	482	320	454	454	1,710	534	557	517	493	2,101

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income (loss)	904	455	(30)	418	1,747	306	390	558	517	1,771
Plus:
Provision for income taxes	467	280	22	266	1,035	202	257	301	(64)	696
Depreciation and amortization	177	168	170	170	685	172	174	178	180	704
Refining EBITDA	1,548	903	162	854	3,467	680	821	1,037	633	3,171

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	2	1	—	(7)	(4)	—	1	—	2	3
Proportional share of selected equity affiliates net interest	(26)	(24)	(23)	(22)	(95)	(19)	—	—	—	(19)
Proportional share of selected equity affiliates depreciation and amortization	58	57	60	62	237	61	61	61	62	245
Asset dispositions	—	—	—	—	—	—	—	—	(145)	(145)
Impairments	—	—	—	—	—	—	—	—	131	131
Pending claims and settlements	—	—	—	—	—	—	—	—	23	23
Tax law impacts	(22)	—	—	—	(22)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	40	40
Refining Adjusted EBITDA	1,560	937	199	887	3,583	722	883	1,098	746	3,449

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	190	344	255	105	894	137	162	368	367	1,034
Plus:
Provision for income taxes	92	187	107	47	433	68	86	127	160	441
Depreciation and amortization	33	25	22	23	103	21	23	24	27	95
Marketing and Specialties EBITDA	315	556	384	175	1,430	226	271	519	554	1,570

Adjustments (pretax):
Asset dispositions	—	(40)	—	—	(40)	—	—	(109)	(16)	(125)
Pending claims and settlements	(25)	—	—	—	(25)	—	—	—	(44)	(44)
Exit of a business line	54	—	—	—	54	—	—	—	—	—
Tax law impacts	(6)	—	—	—	(6)	—	—	—	—	—
Marketing and Specialties Adjusted EBITDA	338	516	384	175	1,413	226	271	410	494	1,401

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	1,410	960	540	833	3,743	1,578	872	1,189	1,158	4,797
Less:
Income from discontinued operations	15	14	14	18	61	706	—	—	—	706
Plus:
Provision for income taxes	663	507	278	396	1,844	426	487	538	203	1,654
Net interest expense	65	66	65	62	258	63	60	55	68	246
Depreciation and amortization	242	229	233	243	947	234	239	249	273	995
Phillips 66 EBITDA	2,365	1,748	1,102	1,516	6,731	1,595	1,658	2,031	1,702	6,986

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(5)	(4)	(7)	(8)	(24)	(8)	(12)	(13)	(12)	(45)
Proportional share of selected equity affiliates income taxes	21	28	26	18	93	29	29	37	22	117
Proportional share of selected equity affiliates net interest	(2)	1	12	14	25	14	32	31	31	108
Proportional share of selected equity affiliates depreciation and amortization	147	150	157	168	622	162	159	162	170	653
Asset dispositions	—	(40)	—	—	(40)	—	—	(109)	(161)	(270)
Impairments	—	—	—	—	—	—	—	88	131	219
Exit of a business line	54	—	—	—	54	—	—	—	—	—
Tax law impacts	(28)	—	—	—	(28)	—	—	—	—	—
Pending claims and settlements	(25)	—	—	—	(25)	—	—	—	(21)	(21)
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	—	—	—	45	45
Phillips 66 Adjusted EBITDA	2,527	1,883	1,290	1,708	7,408	1,792	1,866	2,227	1,907	7,792

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.